American Software, Inc. Announces Agreement to Eliminate Class B Common Stock

Planned Reclassification Simplifies Equity Capital Structure and Improves Corporate Governance

ATLANTA – April 11, 2024 –American Software, Inc. (NASDAQ: AMSWA) (“American Software” or the “Company”), a leading provider of innovative AI-powered supply chain planning software, today announced it has entered into an agreement (the “Reclassification Agreement”) with James C. Edenfield (the “Class B Shareholder”), the sole, beneficial owner of all of the issued and outstanding shares of the Company’s Class B Common Stock, par value $0.10 per share (the “Class B Common Stock”). Under the terms of the Reclassification Agreement, the Company’s Class B Common Stock will be eliminated subject to receipt of shareholder approval (the “Reclassification Transaction”). The Company’s Board of Directors has approved and will recommend that the shareholders approve certain amendments to the Company’s Amended and Restated Articles of Incorporation (the “Second Amended and Restated Articles”) to effectuate the Reclassification Transaction at the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”).
Under the terms of the Reclassification Agreement, each outstanding share of the Company’s Class B Common Stock will be exchanged for 1.2 shares of the Company’s Class A Common Stock, par value $0.10 per share (“Class A Common Stock”).
The Reclassification Transaction follows the Board of Directors’ previously announced review of financial and capital structural alternatives to create shareholder value and enhance the Company’s corporate governance practices.
”We believe the elimination of the dual class structure will enhance long-term value for all shareholders by aligning voting rights with economic interests,” said Allan Dow, CEO and President of American Software. “Simplifying our capital structure also improves our corporate governance and broadens our appeal to investors.”
The closing of the Reclassification Transaction is subject to approval by the affirmative vote of the holders of (i) a majority of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote, voting together as a single class, and (b) a majority of the issued and outstanding shares of Class A Common Stock held by the Unaffiliated Common Shareholders (as defined in the Reclassification Agreement). Under the terms of the Reclassification Agreement, the Class B Shareholder has agreed to vote to approve the Reclassification Transaction at the Annual Meeting.
The Company will be seeking shareholder approval of the Reclassification Transaction and the Second Amended and Restated Articles at its Annual Meeting.
Houlihan Lokey Capital, Inc. acted as financial advisor to the Company, and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC acted as legal advisor to the Company.
About American Software
Atlanta-based American Software, Inc. (NASDAQ: AMSWA), through its operating entity Logility, delivers prescriptive demand, inventory, manufacturing, and supply planning tools – helping to provide executives the confidence and control to increase margins and service levels, while delivering sustainable supply chains.
Serving clients such as Big Lots, Carter’s, Destination XL, Hostess, Husqvarna Group, Jockey International, Johnson Controls, Parker Hannifin, Red Wing Shoe Company, Spanx, Dole Fresh Vegetables, Inc., and Fender Musical Instrument Co, our solutions are marketed and sold through a direct sales team as well as an independent global value-added reseller distribution network.
Our engineered approach drives team alignment for over 650 customers in 80 countries with prioritized, value-focused outcomes. For more information about Logility, please visit www.logility.com. Logility is a
Worldwide Headquarters ● 470 East Paces Ferry Road, N.E. ● Atlanta, Georgia 30305 ● 800.762.5207 ● www.amsoftware.com

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wholly-owned subsidiary and operating entity of American Software, Inc. (NASDAQ: AMSWA). You can learn more about American Software at www.amsoftware.com or by calling (404) 364-7615 or email kliu@amsoftware.com.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to substantial risks and uncertainties. There are a number of factors that could cause actual results or performance to differ materially from what is anticipated by statements made herein. These factors include, but are not limited to, continuing U.S. and global economic uncertainty and the timing and degree of business recovery; the irregular pattern of the Company’s revenues; dependence on particular market segments or customers; competitive pressures; market acceptance of the Company’s products and services; technological complexity; undetected software errors; potential product liability or warranty claims; risks associated with new product development; the challenges and risks associated with integration of acquired product lines, companies and services; uncertainty about the viability and effectiveness of strategic alliances; the Company’s ability to satisfy in a timely manner all SEC required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; as well as a number of other risk factors that could affect the Company’s future performance. The words “will”, “may”, “believes”, “anticipates”, “thinks”, “expects”, “estimates”, “plans”, “intends” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements.
These risks and uncertainties include, but are not limited to, the following: the Reclassification Transaction proposal, including projections as to the anticipated benefits of the proposed Reclassification Transaction, the impact of the proposed Reclassification Transaction on the Company’s business and future financial and operating results and capital structure following the closing of the proposed Reclassification Transaction and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company’s control. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks that could cause actual future performance or events to differ from current expectations are described under "Risk Factors" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

IMPORTANT ADDITIONAL INFORMATION
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting. Any definitive proxy statement will be made available
Worldwide Headquarters ● 470 East Paces Ferry Road, N.E. ● Atlanta, Georgia 30305 ● 800.762.5207 ● www.amsoftware.com

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to the Company’s shareholders. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by the Company may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of the Company’s website at www.amsoftware.com/investor-relations/. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Investor Relations, 470 E. Paces Ferry Rd., Atlanta, GA, 30305.

PARTICIPANTS IN THE SOLICITATION
The directors and executive officers of the Company and other persons may be considered participants in the solicitation of proxies from shareholders in connection with the proposed Reclassification Transaction. Information regarding the Company’s directors and executive officers is available in the Company’s most recent proxy statement for the 2023 Annual Meeting of Shareholders held on August 22, 2023, which was filed with the SEC on July 27, 2023, and the Company’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement for the Annual Meeting when it becomes available.

Investor Contact:
Kevin Liu
kliu@amsoftware.com
(626) 424-1535
Worldwide Headquarters ● 470 East Paces Ferry Road, N.E. ● Atlanta, Georgia 30305 ● 800.762.5207 ● www.amsoftware.com

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